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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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               October 25, 2007 (October 24, 2007) Date of Report
                        (Date of earliest event reported)

                            TYLER TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


  Delaware                       1-10485                  75-2303920
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(State or other              (Commission File Number)   (I.R.S. Employer
jurisdiction of                                        Identification No.)
incorporation or
organization)


                          5949 Sherry Lane, Suite 1400
                               Dallas, Texas 75225
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                    (Address of principal executive offices)

                                 (972) 713-3700
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

On October 24, 2007, Tyler Technologies, Inc. issued the earnings news release announcing results from operations and financial condition as of September 30, 2007, attached hereto as Exhibit 99.1, which news release is incorporated by reference herein.

Exhibit number     Exhibit description
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99.1               News Release issued by Tyler Technologies, Inc. dated
                   October 24, 2007.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TYLER TECHNOLOGIES, INC.




Date: October 25, 2007    By: /s/ Brian K. Miller
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                              Brian K. Miller
                              Senior Vice President and Chief Financial Officer (principal financial officer)